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                                                                  EXHIBIT 10.1.5


                                 AMENDMENT NO. 4

                EASYLINK SERVICES CORPORATION 401(K) SAVINGS PLAN

         The Plan named above gives the Employer the right to amend it at any time. According to that right, the Plan is hereby amended effective as of June 15, 2004:

         1. By amending Section 3.01 (Employer Contributions) to revise the penultimate paragraph thereof to read as follows:

         "The Employer shall make all Matching Contributions to the Trustee in the form of Qualifying Employer Securities."

         2. By amending Section 4.01 (Investment and Timing of Contributions) to revise clause (b) thereof to read as follows:

         "Matching Contributions shall be invested in Qualifying Employer Securities."

         3. By amending Section 4.01A (Investment in Qualifying Employer Securities) to revise the first sentence thereof to read as follows:

         "All of the Participant's Account resulting from Matching Contributions shall be invested in Qualifying Employer Securities."

         This amendment is made an integral part of the aforesaid Plan and is controlling over the terms of said Plan with respect to the particular items addressed expressly herein. All other provisions of the Plan remain unchanged and controlling.

         Unless otherwise stated on any page of this amendment, eligibility for benefits and the amount of any benefits payable to or on behalf of an individual who is an Inactive Participant on the effective date stated above, shall be determined according to the provisions of the aforesaid Plan as in effect on the day before he became an Inactive Participant.

         Signing this amendment, the Employer, as plan sponsor, has made the decision to adopt this plan amendment. The Employer is acting in reliance on its own discretion and on the legal and tax advice of its own advisors, and not that of any member of the Principal Financial Group or any representative of a member company of the Principal Financial Group.



         Signed this 15th day of June, 2004.


                                             EasyLink Services Corporation

                                             By: /s/ Thomas Murawski
                                                 -------------------
                                             Name: Thomas Murawski
                                             Title: President & CEO